UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 21, 2005


                                   VIACOM INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                         001-09553                       04-2949533
-------------------------------     ------------------------     -------------------------------
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification
        incorporation)                                                        Number)

                     1515 Broadway, New York, NY           10036
         --------------------------------------------------------------
             (Address of principal executive offices)    (zip code)

       Registrant's telephone number, including area code: (212) 258-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d)  On November 22, 2005, the Company announced that on November 21, 2005:

          1. The board of directors of the Company elected Charles K. Gifford, Bruce S. Gordon, Leslie Moonves, Ann N. Reese and Judith A. Sprieser directors of the Company (which will be renamed "CBS Corporation"), effective at the time of the previously-announced separation of the Compnay into two publicly traded companies, and determined the memberships of the committees of the board of directors of CBS Corporation to be as follows: Audit Committee:
               Mr. Gifford (Chair), Joseph A. Califano, Jr., and Ms. Reese; Compensation Committee: Ms. Sprieser (Chair), Mr. Gordon and Robert D. Walter; and Nominating and Governance Committee: Mr. Califano (Chair), Mr. Gifford and Ms. Sprieser. Since that time, the board has determined that Ms. Reese will serve on the Compensation Committee rather than the Audit Committee and that Mr. Gordon will serve on the Audit Committee rather than the Compensation Committee. The newly elected directors will join Sumner M. Redstone, Shari Redstone, David R. Andelman, Joseph A. Califano, Jr., William S. Cohen, Philippe P. Dauman and Robert D. Walter, who are currently directors of the Company, as directors of CBS Corporation.

          2. The board of directors of the Company and the board of directors of the new company to be named "Viacom Inc." and publicly traded after the separation elected George S. Abrams, Philippe P. Dauman, Thomas E. Dooley, Ellen V. Futter, Alan C. Greenberg, Robert K. Kraft, Charles E. Phillips, Jr., Shari Redstone, Frederic V. Salerno and William Schwartz directors of the new Viacom, effective at the time of the separation, and determined the memberships of the committees of the board of directors of new Viacom to be as follows: Audit Committee: Mr. Salerno (Chair), Mr. Dooley and Mr. Phillips; Compensation Committee: Mr. Kraft (Chair), Mr. Salerno and Mr. Schwartz; and Nominating and Governance Committee: Mr. Schwartz (Chair), Mr. Kraft and Mr. Salerno. The newly elected directors will join Sumner M. Redstone and Thomas E. Freston, who are currently directors of the new Viacom.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VIACOM INC.
                                    (Registrant)



                                    By:   /s/  Michael D. Fricklas
                                        ----------------------------------------
                                        Name:  Michael D. Fricklas
                                        Title: Executive Vice President, General
                                               Counsel and Secretary


Date:    November 28, 2005



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